SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 14a-12

LANTRONIX, INC.

(Name of Registrant as Specified In Its Charter)

TL Investment GmbH

Bernhard Bruscha

Manfred Rubin-Schwarz

Frederick G. Thiel

Hoshi Printer

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

On October 18, 2010, Bernhard Bruscha, on behalf of TL Investment GmbH, sent an e-mail to various stockholders of Lantronix, Inc. The text of the e-mail was as follows:

Dear [Shareholder],

I just would like to make you aware of steps I am taking to make our investment in Lantronix more valuable. On October 13, 2010 I filed a preliminary proxy with the SEC. Here is the link: http://www.sec.gov/Archives/edgar/data/1429778/000119312510228769/0001193125-10-228769-index.htm

On October 18, 2010 I published a press release explaining why change is necessary. Here is the link to the release: http://ltrxshareholders.com/where-can-i-find-out-more/80

There is also a website up now explaining more and also providing more information: http://www.ltrxshareholders.com

I hope you can support me as TL Investment pursues creating positive change at Lantronix.

I am happy to discuss details.

Best regards,

Bernhard

TL Investment

IMPORTANT ADDITIONAL INFORMATION

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, GOLD PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY TL INVESTMENT, BERNHARD BRUSCHA, MANFRED RUBIN-SCHWARZ, FREDERICK G. THIEL AND HOSHI PRINTER, FROM THE SHAREHOLDERS OF LANTRONIX, INC., FOR USE AT THE 2010 ANNUAL MEETING OF SHAREHOLDERS OF LANTRONIX, WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS WILL, ALONG WITH OTHER RELEVANT DOCUMENTS, BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC., THE PARTICIPANTS’ PROXY SOLICITOR, TOLL-FREE FOR SHAREHOLDERS AT (800) 628-8532, AND FOR BANKS AND BROKERAGE FIRMS AT (212) 269-5550, OR AT PROXY@LTRXSHAREHOLDERS.COM.

IMPORTANT INFORMATION RELATING TO THE ABOVE-NAMED PARTICIPANTS IN THIS PROXY SOLICITATION, INCLUDING THEIR DIRECT OR INDIRECT INTERESTS IN LANTRONIX, BY SECURITY HOLDINGS OR OTHERWISE, IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT FILED

BY TL INVESTMENT AND THE OTHER PARTICIPANTS WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 2010, WHICH DOCUMENT IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT WILL BE AVAILABLE TO SHAREHOLDERS OF LANTRONIX, INC. AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC., THE PARTICIPANTS’ PROXY SOLICITOR, TOLL-FREE FOR SHAREHOLDERS AT (800) 628-8532, AND FOR BANKS AND BROKERAGE FIRMS AT (212) 269-5550, OR AT PROXY@LTRXSHAREHOLDERS.COM.